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                                                                   EXHIBIT 10.46

        AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                            DATED AS OF MAY 8, 2003

         This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") is among PEABODY ENERGY CORPORATION, a Delaware corporation (the "Borrower"), the Lenders (as defined below) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "Administrative Agent").

                             PRELIMINARY STATEMENTS:

     1. The Borrower, the Lenders and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement, dated as of March 21, 2003, by and among the Borrower, the several lenders from time to time parties thereto (the "Lenders"), Wachovia Bank, National Association and Lehman Commercial Paper Inc., as syndication agents, Fleet Securities, Inc., Wachovia Securities, Inc. and Lehman Brothers Inc., as arrangers, Morgan Stanley Senior Funding, Inc. and U.S. Bank National Association, as documentation agents, and the Administrative Agent (the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

     2. The Borrower has requested that the Lenders amend the definition of "Change in Control" set forth in the Credit Agreement.

     3. Subject to the terms and conditions set forth below, and in consideration of certain agreements of the Borrower and other Credit Parties set forth herein, the Required Lenders are willing to agree to the amendment described below.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Amendment to Credit Agreement. The definition of "Change in Control" in Section 1.1 of the Credit Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following:

         "Change in Control": (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding LBMBP II and its Affiliates shall at any time (x) become, or obtain rights (whether by means or warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange
         Act), directly or indirectly, of more than 20% of the outstanding common stock of the Borrower (provided that such percentage is also greater than the percentage of the outstanding common stock of the Borrower owned by LBMBP II and its Affiliates at such time) or (y) have the power to vote or direct the voting of securities having a majority of the ordinary voting power for the election of directors or managers of the Borrower (determined on a fully diluted basis) or (ii) a "Change of Control" (as defined in the Senior Notes Indenture as in effect on the Effective Date).

         SECTION 2. Conditions to Effectiveness. The effectiveness of this Agreement is conditioned upon satisfaction of the following conditions precedent:



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                  a. the Administrative Agent shall have received signed written authorization from the Required Lenders to execute this Agreement and shall have received counterparts of this Agreement signed by the Borrower and counterparts of the Consent of Credit Parties attached hereto (the "Consent") signed by the Credit Parties;

                  b. each of the representations and warranties in Section 3 below shall be true and correct in all material respects;

                  c. the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent and the Syndication Agents (including, without limitation, legal fees) for which invoices have been presented; and

                  d. the Administrative Agent shall have received such other documents, instruments and opinions as it shall have reasonably requested.

         SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

                  a. Authority. Each of the Credit Parties has the requisite corporate power and authority to execute and deliver this Agreement and the Consent, as applicable, and to perform its obligations hereunder and under the Credit Documents (as modified hereby). The execution, delivery and performance by the Borrower and each other Credit Party of this Agreement, the Consent (as applicable), the Credit Documents (as modified hereby) and the transactions contemplated hereby and thereby have been duly approved by all necessary corporate action of such Person and no other corporate proceedings on the part of such Person are necessary to consummate such transactions.

                  b. Enforceability. This Agreement has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each Credit Party. This Agreement, the Consent and each Credit Document (as modified hereby) is the legal, valid and binding obligation of each Credit Party hereto and thereto, enforceable against such Credit Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and is in full force and effect

                  c. Representations and Warranties. The representations and warranties contained in each Credit Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

                  d. No Default. Both immediately before and after giving effect to the amendment set forth in Section 1 hereof, no event has occurred and is continuing that constitutes a Default or Event of Default.

         SECTION 4. Reference to and Effect on Credit Agreement.

                  a. Upon and after the effectiveness of this Agreement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.


                                       2
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                  b. Except as specifically modified above, the Credit Agreement and the other Credit Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

                  c. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Credit Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Credit Documents.

         SECTION 5. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement or such Consent.

         SECTION 6. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature Pages Follow]


                                       3
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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                       PEABODY ENERGY CORPORATION,
                                       a Delaware corporation


                                       By: /s/ Steven F. Schaab
                                           -------------------------------------
                                           Name: Steven F. Schaab
                                           Title: V.P. and Treasurer


                                       FLEET NATIONAL BANK,
                                       as Administrative Agent, on behalf of the Required Lenders


                                       By: /s/ Christopher C. Holmgren
                                           -------------------------------------
                                           Name: Christopher C. Holmgren
                                           Title:  Managing Director


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                                                                  EXECUTION COPY


                            CONSENT OF CREDIT PARTIES
                             DATED AS OF MAY 8, 2003

                  The undersigned, as Guarantors and as Grantors under the "Guarantee and Collateral Agreement", as Grantors under the "Trademark Security Agreement" and each "Patent Security Agreement" and as Mortgagors under each "Mortgage" (as such terms are defined in and under the Credit Agreement referred to in the foregoing Amendment No. 1), as applicable, each hereby consents and agrees to the foregoing Amendment No. 1 and hereby confirms and agrees that (i) each of the Guarantee and Collateral Agreement, Trademark Security Agreement, each Patent Security Agreement and each Mortgage is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Amendment No. 1, each reference in the Guarantee and Collateral Agreement, the Trademark Security Agreement, each Patent Security Agreement and each Mortgage to the "Credit Agreement", "thereunder", "thereof" and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by said Amendment No. 1, (ii) the Guarantee and Collateral Agreement and all of the Collateral described therein does, and shall continue to, secure the payment of all of the Obligations as defined in the Guarantee and Collateral Agreement, (iii) the Trademark Security Agreement and all of the Collateral described therein does, and shall continue to, secure the payment of all of the Obligations as defined in the Guarantee and Collateral Agreement,
(iv) each Patent Security Agreement and all of the Collateral described therein does, and shall continue to, secure the payment of all of the Obligations as defined in the Guarantee and Collateral Agreement and (v) each Mortgage and all of the Collateral described therein does, and shall continue to, secure the payment of all of the Obligations as defined in the Guarantee and Collateral Agreement.

                            [Signature page follows]

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         IN WITNESS WHEREOF, the parties hereto have caused this Consent of
Credit Parties to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                       PEABODY ENERGY CORPORATION
                                       AFFINITY MINING COMPANY
                                       ARID OPERATIONS INC.
                                       BEAVER DAM COAL COMPANY
                                       BIG RIDGE, INC.
                                       BIG SKY COAL COMPANY
                                       BLACK WALNUT COAL COMPANY
                                       BLUEGRASS COAL COMPANY
                                       CABALLO COAL COMPANY
                                       CHARLES COAL COMPANY
                                       CLEATON COAL COMPANY
                                       COAL PROPERTIES CORP.
                                       COOK MOUNTAIN COAL COMPANY
                                       COTTONWOOD LAND COMPANY
                                       CYPRUS CREEK LAND COMPANY
                                       EACC CAMPS, INC.
                                       EASTERN ASSOCIATED COAL CORP.
                                       EASTERN ROYALTY CORP.
                                       GALLO FINANCE COMPANY
                                       GOLD FIELDS CHILE, S.A.
                                       GOLD FIELDS MINING CORPORATION
                                       GOLD FIELDS OPERATING CO. - ORTIZ
                                       GRAND EAGLE MINING, INC.
                                       HAYDEN GULCH TERMINAL, INC.
                                       HIGHLAND MINING COMPANY
                                       HILLSIDE MINING COMPANY
                                       INDEPENDENCE MATERIAL HANDLING COMPANY
                                       INTERIOR HOLDINGS CORP.
                                       JAMES RIVER COAL TERMINAL COMPANY
                                       JARRELL'S BRANCH COAL COMPANY
                                       JUNIPER COAL COMPANY
                                       KAYENTA MOBILE HOME PARK, INC.
                                       LOGAN FORK COAL COMPANY
                                       MARTINKA COAL COMPANY
                                       MIDCO SUPPLY AND EQUIPMENT CORPORATION
                                       MOUNTAIN VIEW COAL COMPANY
                                       NORTH PAGE COAL CORP.
                                       OHIO COUNTY COAL COMPANY
                                       PEABODY AMERICA, INC.
                                       PEABODY COAL COMPANY
                                       PEABODY COALSALES COMPANY
                                       PEABODY COALTRADE, INC.
                                       PEABODY DEVELOPMENT COMPANY


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                                       PEABODY ENERGY GENERATION HOLDING
                                       PEABODY ENERGY INVESTMENTS, INC.
                                       PEABODY ENERGY SOLUTIONS, INC.
                                       PEABODY HOLDING COMPANY, INC.
                                       PEABODY SOUTHWESTERN COAL COMPANY
                                       PEABODY TERMINALS, INC.
                                       PEABODY VENEZUELA COAL CORP.
                                       PEABODY WESTERN COAL COMPANY
                                       PINE RIDGE COAL COMPANY
                                       POND RIVER LAND COMPANY
                                       POWDER RIVER COAL COMPANY
                                       RIO ESCONDIDO COAL CORP.
                                       RIVERS EDGE MINING, INC.
                                       RIVERVIEW TERMINAL COMPANY
                                       SENECA COAL COMPANY
                                       SENTRY MINING COMPANY
                                       SNOWBERRY LAND COMPANY
                                       STERLING SMOKELESS COAL COMPANY
                                       YANKEETOWN DOCK CORPORATION


                                       By: /s/ Steven F. Schaab
                                           -------------------------------------
                                            Name: Steven F. Schaab
                                            Title: V.P.


                                       BLACK BEAUTY COAL COMPANY
                                            By: Thoroughbred, L.L.C.,
                                                a Delaware limited liability
                                                company, its Partner

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name: Steven F. Schaab
                                                Title: V.P.


                                       COLONY BAY COAL COMPANY
                                            By: Charles Coal Company,
                                                a Delaware corporation, its
                                                General Partner

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P.

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                                       CYPRUS CREEK LAND RESOURCES, LLC
                                            By: Peabody Development Company,
                                                a Delaware corporation, its Sole
                                                Member

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer


                                       MUSTANG ENERGY COMPANY, L.L.C.
                                            By: Peabody Energy Corporation,
                                                a Delaware corporation, its Sole
                                                Member

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer


                                       PATRIOT COAL COMPANY, L.P.
                                            By: Bluegrass Coal Company,
                                                a Delaware corporation, its
                                                Partner

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer

                                            By: Sentry Mining Company,
                                                a Delaware corporation, its
                                                Partner

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer


                                       PEABODY ARCHVEYOR, L.L.C.
                                            By: Gold Fields Mining Corporation,
                                                a Delaware corporation, its Sole
                                                Member

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer

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                                       PEABODY DEVELOPMENT LAND HOLDINGS, LLC
                                            By: Peabody Development Company,
                                                a Delaware corporation, its
                                                Member

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer

                                            By: Peabody Holding Company, Inc.,
                                                a New York corporation, its
                                                Member

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer


                                       PEABODY NATURAL GAS, LLC
                                            By: Peabody Holding Company, Inc.,
                                                a New York corporation, its Sole
                                                Member

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer


                                       PEABODY NATURAL RESOURCES COMPANY
                                            By: Gold Fields Mining Corporation,
                                                a Delaware corporation, its
                                                Partner

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer

                                            By: Peabody America, Inc.,
                                                a Delaware corporation, its
                                                Partner

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer


                                       PEABODY RECREATIONAL LANDS, L.L.C.
                                            By: Peabody Development Company,
                                                a Delaware corporation, its Sole
                                                Member

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer


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                                       PEABODY-WATERSIDE DEVELOPMENT, L.L.C.
                                            By: Peabody Development Company,
                                                a Delaware corporation, its Sole
                                                Member

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer


                                       POND CREEK LAND RESOURCES, LLC
                                            By: Peabody Coal Company,
                                                a Delaware corporation, its Sole
                                                Member

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer


                                       PORCUPINE PRODUCTION, LLC
                                            By: Peabody Development Company,
                                                a Delaware corporation, its Sole
                                                Member

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer


                                       PORCUPINE TRANSPORTATION, LLC
                                            By: Peabody Development Company,
                                                a Delaware corporation, its Sole
                                                Member

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer


                                       PRAIRIE STATE GENERATING COMPANY, LLC
                                            By: Peabody Energy Corporation,
                                                a Delaware corporation, its Sole
                                                Member

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer


                                       STAR LAKE ENERGY COMPANY, L.L.C.
                                            By: Peabody Energy Corporation,
                                                a Delaware corporation, its Sole
                                                Member

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer

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                                       THOROUGHBRED, L.L.C.
                                            By: Peabody Holding Company, Inc.,
                                                a New York corporation, its
                                                Member

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer

                                            By: Peabody Development Company,
                                                a Delaware corporation, its
                                                Member

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer


                                       THOROUGHBRED GENERATING COMPANY, LLC
                                            By: Peabody Energy Corporation,
                                                a Delaware corporation, its Sole
                                                Member

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer


                                       THOROUGHBRED MINING COMPANY, L.L.C.
                                            By: Peabody Energy Corporation,
                                                a Delaware corporation, its Sole
                                                Member

                                            By: /s/ Steven F. Schaab
                                               ---------------------------------
                                               Name: Steven F. Schaab
                                               Title: V.P. and Treasurer